Exhibit 10.20

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is being entered into on August 24, 2006, to be effective as of August 11, 2006, between Teletouch Communications, Inc., a Delaware corporation (the “Registrant”), Stratford Capital Partners, L.P., a Delaware limited partnership (“Stratford”), and Retail & Restaurant Growth Capital, L.P., a Delaware limited partnership (“RRGC”).

Simultaneously with this Agreement and in connection with the recapitalization of certain entities under common control with the Registrant, pursuant to the Debt Exchange Agreement (as defined below) Stratford and RRGC have terminated certain notes and warrants of Progressive Communications, Inc., a Delaware corporation under common control with the Registrant, in exchange for shares of Teletouch Common Stock (as defined below) and Series A Preferred Units of TLL Partners (as defined below). In connection with such exchange, the Registrant has agreed to grant to the Holders (as defined below) certain registration rights under the federal securities laws with respect to Registrable Securities (as defined below) held by such Holders as set forth in this Agreement.

NOW THEREFORE, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions.

“Advice” shall have the meaning provided by Section 2.4.

“Affiliate” means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with the Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agent” means Fortress Credit Corp., a Delaware corporation, as agent for the Lenders (as defined in the Loan Agreement), including their respective successors or assigns.

“Business Day” means any day other than (i) a Saturday, Sunday or (ii) a day on which commercial banks in New York, New York or Dallas, Texas are authorized or required to be closed.

“Debt Exchange Agreement” means the Debt Exchange and Loan Document Termination Agreement dated August 11, 2006, between Robert V. McMurrey, Stratford, RRGC, TLL Partners, and Progressive Concepts Communications, Inc., a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Excluded Registration” means a registration under the Securities Act of any of the following: (i) securities registered on Form S-8 or any similar successor form, (ii) securities registered to effect the acquisition of or combination with another Person, (iii) unless the participation by the Holders is consented to by the purchaser, any registration required pursuant to an agreement executed between the Registrant, TLL Partners or the Agent with a purchaser in a so-called “PIPE” private placement transaction for the sale of securities of the Registrant (a “PIPE Agreement”), to the extent such PIPE Agreement does not provide for the Holders to have the rights granted herein, provided, that any right of the Holders under such PIPE Agreement shall be subject to the terms hereof including the Senior Indebtedness Priority; (iv) any registration statement that registers securities for the account of the Registrant that is filed prior to August 11, 2008; provided, that at least 50% of the securities registered are offered for the account of the Registrant; and (iv) any registration relating to the offer and resale of securities outstanding as of the date hereof pursuant to registration rights, co-sale and other similar agreements entered into prior to the date of this Agreement that limit the participation of other proposed selling security holders.

“Governmental Authority” shall mean any federal, state, local or foreign government, or other governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Holder” shall mean each of Stratford and RRGC while they hold Registrable Securities or Series A Preferred Units of TLL Partners, and each subsequent transferee of Registrable Securities from Stratford and RRGC to which rights under this Agreement are expressly assigned and who shall become a party to or otherwise agree to be bound by this Agreement, in accordance with Section 4.3. “Holders” shall mean all Holders collectively.

“Inspectors” has the meaning provided in Section 2.3(x).

“Law” shall mean any federal, state, local or foreign statute, law, ordinance, regulation, rule, order, code, governmental restriction, decree, injunction or other requirement of law of any Governmental Authority or any judicial or administrative interpretation thereof.

“Lender” has the meaning set forth in the Loan Agreement.

“Loan Agreement” means the Loan Agreement dated August 11, 2006 between TLL Partners, as borrower, and Agent, as such Loan Agreement may be amended, modified or assigned from time to time, or pursuant to any replacement loan agreement issued to refinance the obligations under a Loan Agreement.

“Material Adverse Effect” means a material and adverse effect on the price or success of the applicable offering.

“Participating Holders” shall have the meaning provided in Section 2.3(iv).

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Pro Rata Basis” means a pro rata allocation based on the number of Registrable Securities requested to be included in a registered offering by Holders pursuant to this Agreement compared with the aggregate number of shares of Teletouch Common Stock sought to be included in such offering.

“Records” shall have the meaning provided in Section 2.3(x) of the Schedule.

“Registrable Securities” means any shares of Teletouch Common Stock acquired pursuant to the Debt Exchange Agreement, upon the redemption of Series A Preferred Units of TLL Partners, or in connection with any liquidation of TLL Partners; provided, however, that Registrable Securities shall not include any Teletouch Common Stock (i) (A) the sale of which has been registered pursuant to the Securities Act; provided, however, that such registration statement remains effective or the shares have been sold pursuant to such registration, (B) which have been sold on any U.S. national securities exchange or quotation system on which the Teletouch Common Stock is then listed or traded, pursuant to Rule 144 or otherwise, (C) held by a Holder who at the time notice of a proposed registration is delivered, together with all other Persons whose sales of Registrable Securities would be aggregated with such Holder for purposes of Rule 144, holds in the aggregate less than the greater of 1% of the outstanding shares of Teletouch Common Stock or the average weekly trading volume of the shares of Teletouch Common Stock for the four weeks preceding such notice, and such Registrable Securities may then be sold pursuant to Rule 144, or (D) that have been sold, transferred, or disposed of by a Holder to a Person that is not (x) an Affiliate of such Holder, (y) another Holder or (z) an Affiliate of another Holder, and such Person may immediately thereafter fully transfer such Registrable Securities without restriction under the applicable securities laws of the United States or (ii) transferred by any Holder to any transferee who is not entitled to the benefits of this Agreement as contemplated by Section 4.3 hereof.

“Registrant” has the meaning provided in the preamble.

“Registration Expenses” shall have the meaning provided in Section 2.5.

“Rule 144” means Rule 144 of the SEC under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Senior Indebtedness Priority” shall mean the ability of TLL Partners, L.L.C., to sell such number of shares (including shares to be sold pursuant to the Co-Sale Agreement dated as of May 17, 2002 between TLL Partners, L.L.C. and GM Holdings, LLC) as shall be required to be sold so that the proceeds thereof payable to Lenders (net of direct expenses of such sale and the actual taxes payable in connection therewith and the Operating Expense Amount, as defined in the Loan Agreement), shall be sufficient (taking into account all prior payments made to Lenders) to repay indefeasibly in full in cash all amounts then due to Lenders. The Senior Indebtedness Priority, whenever provided for in this Agreement, shall terminate when all amounts due to the Lenders under the Loan Documents (as defined in the Loan Agreement) are indefeasibly paid in full in cash.

“Stratford” has the meaning provided in the preamble.

“Suspension Notice” shall have the meaning provided in Section 2.4.

“Teletouch Common Stock” means the common stock of Teletouch Communications, Inc., a Delaware corporation.

“TLL Partners” means TLL Partners, L.L.C., a Delaware limited liability company.

1.2 Rules of Construction. Unless the context otherwise requires:

(1) a term has the meaning assigned to it;

(2) “or” is not exclusive;

(3) words in the singular include the plural, and words in the plural include the singular;

(4) provisions apply to successive events and transactions;

(5) “herein,” “hereof” and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Article, Section or other subdivision.

ARTICLE 2

REGISTRATION RIGHTS

2.1 Piggyback Registrations.

2.1.1 Right to Piggyback.

(a) Each time (i) the Registrant proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale for the account of the Registrant or for the account of any securityholder of the Registrant including any registration statement pursuant to Rule 415 under the Securities Act (such as a “universal shelf” registration statement)), and the form of registration to be used permits the registration of Registrable Securities of the Registrant or (ii) any other person proposes to make an underwritten offering of such equity securities pursuant to a previously filed registration statement pursuant to Rule 415 under the Securities Act in which Registrable Securities of the Registrant held by a Holder are included and have not previously been disposed of, the Registrant shall give prompt written notice to each Holder of Registrable Securities (which notice shall be given not less than 30 days prior to the effective date of the Registrant’s registration statement or the commencement of an offering in the case of an offering made under a registration statement pursuant to Rule 415 under the Securities Act that previously has become effective), which notice shall offer each such Holder the opportunity to (x) in the case of a registration statement under clause (i) above, to include any or all Registrable Securities in such registration or, at the Registrant’s option, in a separate registration statement filed concurrently therewith or (y) in the case of an underwritten offering to be made under a registration statement that previously has been declared effective, include in such offering any or all such Holder’s Registrable Securities that are covered by such registration statement or another effective registration statement pursuant to which such offer and sale may be made (a “Piggyback Registration”), subject to (with respect to each of (x) and (y) above) the limitations contained in Section 2.1.2 hereof, and, if the proposed registration or offering relates to an underwritten offering, shall specify the name of the managing underwriter.

(b) Each Holder who desires to have its or his Registrable Securities included in such Piggyback Registration shall so advise the Registrant in writing (stating the number of Registrable Securities desired to be included and the intended method of disposition) within 10 days after receipt of such notice from the Registrant. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in any Piggyback Registration by giving written notice to the Registrant of such withdrawal prior to the effectiveness of such Piggyback Registration without any liability for any Registration Expenses other than payment of registration and filing fees actually paid by the Registrant to the SEC prior to receipt of such written notice requesting withdrawal to the extent related to the Registrable Securities to be withdrawn; provided, however, that such withdrawing Holder shall not be obligated to pay Registration Expenses if after the registration statement has first been filed with the SEC there has been any event, change or effect which, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on the business, operations, prospects, assets, condition (financial or otherwise) or results of operations of the Registrant. Subject to Section 2.1.2 hereof, the Registrant shall include in such Piggyback Registration all such Registrable Securities so requested to be included therein; provided, however, that the Registrant may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

(c) After the date of this Agreement and other than in connection with a PIPE Agreement, the Registrant shall not enter into any registration rights, co-sale or other similar agreements that limit the participation by the Holders in any registration that would otherwise be permitted by this Agreement. Without limiting the generality of the foregoing, nothing herein shall preclude the Registrant from entering into any agreement with any other person, including without limitation a Lender, which provides for the Senior Indebtedness Priority, but does not otherwise limit the participation by the Holders in any registration that would otherwise be permitted by this Agreement. Nothing herein shall preclude the Registrant from entering into a PIPE Agreement which limits or restricts the Holders’ participation in any registration, and no cause of action shall exist in favor of the Holders against any of the Registrant, the party to any such PIPE Agreement, or any other Person, by reason of the execution or performance of such PIPE Agreement.

2.1.2 Priority on Registrations.

(a) If the Piggyback Registration contemplated by Section 2.1.1 hereof is to be an underwritten offering and the Registrable Securities requested to be included in the registration statement or offering, as applicable pursuant to Section 2.1.1 hereof by any Holder differ from the type of securities proposed to be registered or offered by the securityholder on whose behalf the Piggyback Registration is to be effected and the managing underwriter advises the Registrant that due to such differences the inclusion of such Registrable Securities would cause a Material Adverse Effect, then:

(i) the number of securities to be included by all persons (other than as to the Senior Indebtedness Priority, the Holders, the Registrant and any other Person on whose behalf the Piggyback Registration is to be effected) that are different from the types of securities proposed to be registered or offered by the Registrant or any other Person on whose behalf the Piggyback Registration is to be effected shall be reduced to an amount which, in the opinion of the managing underwriter, would eliminate such Material Adverse Effect;

(ii) if no such reduction would, in the opinion of the managing underwriter, eliminate such Material Adverse Effect, then the number of such Registrable Securities to be included by all Holders requesting inclusion of Registrable Securities in the registration statement or offering, as applicable (such Holders, collectively, the “Selling Piggyback Holders”), that are different from the types of securities proposed to be registered or offered by the Registrant or any other Person on whose behalf the Piggyback Registration is to be effected shall be reduced to an amount which, in the opinion of the managing underwriter, would eliminate such Material Adverse Effect; any partial reduction in number of Registrable Securities to be included in the registration statement pursuant to this clause (ii) shall be effected so as first, to satisfy the Senior Indebtedness Priority in whole or in part, and thereafter, to permit the sale by the Holders on a Pro Rata Basis, or

(iii) if no such reduction would, in the opinion of the managing underwriter, eliminate such Material Adverse Effect, then the Registrant shall have the right to exclude all such Registrable Securities from such registration statement provided no other securities of such type are included and offered for the account of any other Person in such registration statement or offering, as applicable.

(b) If the Piggyback Registration is to be an underwritten offering and the Registrable Securities requested to be included in the registration statement pursuant to Section 2.1.1 hereof are of the same type as the securities being registered or offered, as applicable, by the Registrant or for the account of the securityholder on whose behalf the Piggyback Registration is to be effected and the managing underwriter advises the Registrant in writing that the inclusion of such Registrable Securities and any other shares to be included are sufficiently large to cause a Material Adverse Effect, then:

(i) if such Piggyback Registration is incident to a primary offering on behalf of the Registrant, the Registrant shall include in such Piggyback Registration, in the following order of priority, (A) first, shares sufficient to satisfy the Senior Indebtedness Priority, (B) second, the number of securities of all person(s) (other than the Registrant) holding contractual rights that permit such person(s) to request inclusion of securities in such registration (including Registrable Securities of Holders requested to be included in such Piggyback Registration) that the managing underwriters advise the Registrant can be sold without causing a Material Adverse Effect, allocated among such person(s) on a pro rata basis according to the number of securities requested to be included in such registration by such person(s); provided, that if any of such person(s) desires to include a number of securities that is less than the total pro rata amount that he is entitled to include, then the number of securities not so elected to be included shall be allocated among the other holders of securities on a pro rata basis according to the number of securities requested to be included in such registration by such person(s), and (C) third, the number of securities requested to be included in such Piggyback Registration and all other persons (allocated among such other persons as the Registrant may so determine);

(ii) if such Piggyback Registration is incident to a secondary registration on behalf of holders of securities of the Registrant, the Registrant shall include in such Piggyback Registration, in the following order of priority, (A) first, shares sufficient to satisfy the Senior Indebtedness Priority, (B) second, the number of securities of such person(s) on whose behalf the Piggyback Registration is being made, (C) third, the number of securities requested to be included in such Piggyback Registration by all other person(s) holding contractual rights that permit such person(s) to request inclusion of securities in such registration (including Registrable Securities of Holders requested to be included in such Piggyback Registration) that the managing underwriters advise the Registrant can be sold without causing a Material Adverse Effect, allocated among such person(s) on a pro rata basis according to the number of securities requested to be included in such registration by such person(s), if necessary, provided, that if any of such person(s) desires to include a number of securities that is less than the total pro rata amount that he is entitled to include, then the number of securities not so elected to be included shall be allocated among the other holders of securities on a pro rata basis according to the number of securities requested to be included in such registration by such person(s), and (D) fourth, the number of securities requested to be included in such Piggyback Registration by the Registrant and all other persons (allocated among the Registrant and such other persons as they may so determine); and

(iii) from and after the date that the Agent or Lenders obtain shares of Teletouch Common Stock through an enforcement of remedies with respect to the Loan Agreement or in satisfaction or partial satisfaction of the obligations thereunder, then with respect to the priorities set forth in subsections (b)(i) and (b)(ii) above, the Senior Indebtedness Priority shall not apply, but Agent and Lenders (as well as any Person to whom such Teletouch Common Stock may be assigned) shall have the right participate on a pro rata basis with the persons identified in clause (B) of subsection (b)(i) and clause (C) clause of subsection (b)(ii), respectively. Agent and Lenders shall be deemed intended third party beneficiaries of this agreement to the fullest extent as may be necessary or appropriate to effectuate the allocations and priorities with respect to the Senior Indebtedness Priority and this subsection, and this Agreement may not be modified without the Lenders’ written consent in their sole and absolute discretion.

(c) The priorities as to inclusion in a Piggyback Registration set forth in subsection (b) hereof shall be adjusted to permit the inclusion of securities offered to be sold for the account of the Registrant up to 50% of the securities registered in such Piggyback Registration, if and to the extent in the opinion of the managing underwriter, the failure to include such securities for the account of the Registrant would have a Material Adverse Effect.

(d) If as a result of the provisions of this Section 2.1.2 any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such Piggyback Registration by giving written notice to the Registrant of such withdrawal any time prior to the effective date of such Piggyback Registration and such Holder shall not be required to reimburse the Registrant for any registration or filing fees.

2.1.3 Participation in Underwritten Piggyback Registration. If any Piggyback Registration is to be an underwritten offering or is for the purpose of registering the offer and resale of securities in a so-called “PIPE” private placement transaction, no Holder may participate in such registration statement hereunder unless such Holder (x) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting or placement arrangements approved by the Registrant and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties on the same basis as other similar situated selling stockholders as to (i) such Holder’s ownership of his or its Registrable Securities to be sold or transferred free and clear of all Liens, (ii) such Holder’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws and other applicable laws and governmental rules and regulations, if any, as may be reasonably requested; provided further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling securities, and the liability of each such Holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Holder from the sale of his or its Registrable Securities pursuant to such registration.

2.2 Holdback Agreement. Unless the managing underwriter or placement agent otherwise agrees, each of Registrants and the Holders agree (and the Registrant agrees, in connection with any underwritten registration, to use its reasonable efforts to cause its Affiliates to agree) not to effect any public sale or private offer or distribution of any equity securities of the Registrant during the ten business days prior to the effectiveness under the Securities Act of any underwritten registration with respect to any equity securities of the Registrant or any securities convertible into or exercisable or exchangeable for equity securities of the Registrant and during such time period after the effectiveness under the Securities Act of any underwritten registration (not to exceed one hundred eighty (180) days) (except, if applicable, as part of such underwritten registration) as the Registrant and the managing underwriter may agree. To evidence the Holder’s obligations under this Section 2.2, each Holder agrees to execute and deliver to the Registrant and the underwriters in an underwriting offering to which Section 2.2 applies, such lock-up agreements as requested by the Registrant or the managing underwriter, in customary form and substance reasonably acceptable to the Registrant and otherwise consistent with this Section 2.2.

2.3 Registration Procedures. Whenever any Parent Company has requested that any Registrable Securities be registered pursuant to this Agreement, the Registrant will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto the Registrant will as expeditiously as possible:

(i) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective;

(ii) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

(iii) furnish to each seller of Registrable Securities and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the distribution of the Registrable Securities owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 2.4 and the requirements of the Securities Act and applicable state securities laws, the Registrant consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Securities covered by the registration statement of which such prospectus, amendment or supplement is a part);

(iv) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests (or, in the event the registration statement does not relate to an underwritten offering, as the Holders participating in such offering (“Participating Holders”) may reasonably request); use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable the Participating Holders to consummate the disposition of their Registrable Securities in such jurisdictions (provided, that the Registrant will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

(v) promptly notify the Participating Holders and each underwriter and (if requested by any such Participating Holders) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vi) make generally available to the Registrant’s securityholders an earning statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Registrant’s first fiscal quarter commencing after the effective date of a registration statement, which earning statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Registrant timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(vii) if requested by the managing underwriter or the Participating Holders, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by the Participating Holders, the purchase price being paid therefore by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(viii) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to the Participating Holders;

(ix) cooperate with the Participating Holders and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or the Participating Holders may request and keep available and make available to the Registrant’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

(x) promptly make available for inspection by the Participating Holders, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Registrant (collectively, the

“Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Registrant’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Registrant shall not be required to provide any information under this subparagraph (x) if (A) the Registrant believes, after consultation with counsel for the Registrant, that to do so would cause the Registrant to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Registrant has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Registrant reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) the Participating Holders requesting such information agree to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Participating Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Registrant and allow the Registrant, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(xi) furnish to the Registrant and each underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Registrant, and (B) a comfort letter or comfort letters from the Registrant’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

(xii) use all its reasonable best efforts to cause the Registrable Securities included in any registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Registrant are then listed, or (B) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation System or the Nasdaq National Market System if the Registrable Securities so qualify;

(xiii) provide a CUSIP number for the Registrable Securities included in any registration statement not later than the effective date of such registration statement;

(xiv) cooperate with the Participating Holders and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (“NASD”);

(xv) during the period when the prospectus is required to be delivered under the Securities Act, use its best efforts to promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(xvi) notify the Participating Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information, and provide the Participating Holders with copies of all correspondence with or from the SEC, the NASD or any Governmental Authority in connection with the proposed registration;

(xvii) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Registrant or the managing underwriter, is required in connection with the distribution of the Registrable Securities;

(xviii) enter into such agreements (including underwriting agreements in the managing underwriter’s customary form) as are customary in connection with an underwritten registration; and

(xix) advise the Participating Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

2.4 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Securities that, upon receipt of any notice (a “Suspension Notice”) from the Registrant of the happening of any event of the kind described in Section 2.3(v)(C), the Holder will forthwith discontinue disposition of Registrable Securities of the Registrant to which the Suspension Notice relates until its receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by the Registrant that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Registrant, such Holder will deliver to the Registrant all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such Suspension Notice. In the event the Registrant shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.3 hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus or the Advice. The Registrant shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

2.5 Registration Expenses. All expenses incident to the Registrant’s performance of or compliance with the provisions of this Agreement including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a managing underwriter a holder of Registrable Securities), messenger and delivery expenses, the Registrant’s internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Securities, fees and expenses of counsel for the Registrant and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), securities acts liability insurance (if the Registrant elects to obtain such insurance), the fees and expenses of any special experts retained by the Registrant in connection with such registration, and the fees and expenses of other Persons retained by the Registrant and reasonable fees and expenses of counsel for the Holders (which shall be selected unanimously by the Holders (all such expenses being herein called “Registration Expenses”) will be borne by the Registrant whether or not any registration statement becomes effective; provided, that in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities or any counsel (except as provided above); accountants, or other Persons retained or employed by any Holder.

2.6 Indemnification.

2.6.1 The Registrant agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder of its Registrable Securities, and each of its Affiliates, employees, advisors, agents, representatives, partners, officers, shareholders, members and directors (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the “Seller Affiliates”) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys’ fees and disbursements except as limited by Section 2.6.3 hereof) and any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, “Damages”) to which such Person may become subject under the Securities Act, the Exchange Act or other federal or state securities laws or regulation, at common law or otherwise, insofar as such Damages are based upon, arising out of or resulting from (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Securities of the Registrant or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated

therein or necessary to make the statements therein not misleading, and (ii) any violation or alleged violation by such Registrant of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the registration statement, prospectus or preliminary prospectus or any amendment or supplement thereto, except insofar as the same are (A) made in reliance upon and in conformity with information furnished in writing to such Registrant by or on behalf of such Holder or any Seller Affiliate of such Holder specifically for inclusion in the registration statement, or (B) made in any prospectus if such untrue statement or omission was corrected in an amendment or supplement to such prospectus delivered to the Holder prior to the sale of Registrable Securities and the Holder failed to deliver such amendment or supplement prior to or concurrently with the sale of Registrable Securities to the party asserting the claim underlying such Damages. The Registrant shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in a distribution of Registrable Securities of such Registrant customarily indemnified by issuers in underwritten public offerings, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the same extent as provided above with respect to the indemnification of the seller hereunder. The reimbursements required by this Section 2.6.1 will be made promptly by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

2.6.2 In connection with any registration statement in which any Holder is participating, each such Participating Holder will furnish to the Registrant in writing such information and affidavits as the Registrant reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each Participating Holder will indemnify the Registrant and its directors and officers and each Person who controls the Registrant (within the meaning of the Securities Act or the Exchange Act) against any and all Damages based upon, arising out of, related to or resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such Participating Holder or any of its Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such Participating Holder of Registrable Securities, and the liability of each such Participating Holder of Registrable Securities will be in proportion to, and will be limited to, the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement; provided, that such Participating Holder shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such Participating Holder has furnished in writing to the Registrant information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Registrant. Each Holder shall indemnify the underwriters under terms customary to such underwritten offerings as reasonably requested by such underwriters. The Registrant and each Holder shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

2.6.3 Any Person entitled to indemnification hereunder shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give such notice shall not limit the rights of such Person except to the extent that the indemnifying party is materially prejudiced thereby) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (W) the indemnifying party has agreed to pay such fees or expenses, (X) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, (Y) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel in writing that there is a conflict of interest on the part of counsel employed by the indemnifying party to represent such indemnified party, or (Z) the indemnified party’s counsel shall have advised the indemnified party that there are defenses available to the indemnified party that are different from or in addition to those available to the indemnifying party and that the indemnifying party is not able to assert on behalf of or in the name of the indemnified party (in which case of either (Y) or (Z), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party but shall have the right to participate through its own counsel). If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

2.6.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.6.1 or Section 2.6.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the Damages or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits of the indemnified party and indemnifying party from the offering of the securities covered by such registration statement, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.6.4. The amount paid or payable by an indemnified party as a result of the Damages, referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.6.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.6.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of Damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holder’s obligations in this Section 2.6.4 to contribute shall be several in proportion to the amount of Registrable Securities registered by it and not joint.

2.6.5 If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.6.1 and Section 2.6.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.6.4.

The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

2.7 Rule 144 and Rule 144A. At all times during which the Registrant is subject to the periodic reporting requirements of the Exchange Act, such Registrant covenants that it will use reasonable best efforts to file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144(c) and Rule 144A under the Securities Act), all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Holder, such Registrant will provide reasonable and customary assistance to facilitate such Holder’s sale of Registrable Securities in block trades or other similar transactions. Notwithstanding the foregoing, nothing in this Section 2.7 shall be deemed to require the Registrant to register any of its securities pursuant to the Exchange Act.

ARTICLE 3

TERMINATION

3.1 Termination. The provisions of this Agreement shall terminate on the earlier of (a) the first date on which no Holder holds any Registrable Securities or Series A Preferred Units, or (b) August 11, 2010; provided the provisions of Section 2.6 shall survive any termination of this Agreement.

ARTICLE 4

MISCELLANEOUS

4.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by Telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If to the Registrant:

Teletouch Communications, Inc.

5718 Airport Freeway,

Ft. Worth, TX 76117

Attn: Thomas A. Hyde, Jr., Chief Executive Officer

Facsimile: (817) 654-6220

with a copy to:

Cozen O’Connor

The Army and Navy Building

1627 I St. NW, Ste. 1100

Washington, DC 20006

Attn: Ralph V. De Martino

Facsimile: (202) 912-4830

If to any Holder, to the address for notice set forth on such Holder’s signature page hereto.

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

4.2 Governing Law; Venue; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (EXCLUSIVE OF THE CHOICE OF LAW PROVISIONS THEREOF) OF THE STATE OF TEXAS AS TO ALL MATTERS, INCLUDING, BUT NOT LIMITED TO, MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES. Each party hereto hereby agrees that any action arising out of or relating to this Agreement (including, but not limited to, any action concerning the violation or threatened violation of this Agreement) may be instituted in a federal or state court sitting in Dallas County, Texas. Each party hereby waives any objection that it may now or hereafter have to the laying of venue of any such action, and irrevocably submits to the non-exclusive jurisdiction of any such court in any such action and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such lawsuit, claim or other proceeding brought in any such court has been brought in any inconvenient forum. In addition, each party consents to process being served in any such lawsuit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.2 shall affect or limit any right to serve process in any other manner permitted by law.

4.3 Successors and Assigns. The provisions of this Agreement that are for the Holders’ benefit as the holders of any Registrable Securities or Series A Preferred Units of TLL Partners also shall be for the benefit of, and enforceable by, subsequent holders of Registrable Securities or Series A Preferred Units of TLL Partners, and such subsequent holders shall be deemed to be Holders and to have become parties to this Agreement, only to the extent an express assignment of such rights has been made by a Holder to a transferee of Registrable Securities of such Holder and such Holder shall have executed a counterpart of this Agreement agreeing to be bound by the terms and conditions, and obligations of a Holder, hereunder. Subject to the preceding sentence, this Agreement shall be binding upon the Company, each Holder, and their respective successors and assigns.

4.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Governmental Authority making such determination is authorized and instructed to modify this Agreement so as to effect the original intent of the parties as closely as possible in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

4.5 Specific Performance. The Registrant recognizes that if the Registrant refuses to perform under the provisions of this Agreement, monetary damages alone will not be adequate to compensate the Holders for its or their injury. The Holders shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement and to seek appropriate remedies in furtherance thereof, including without limitation injunctions, without the necessity of posting bond or proving actual damages.

4.6 No Waivers; Amendments.

(a) No failure or delay on the part of the Registrant or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any Registrant or any Holder at law or in equity or otherwise.

(b) Subject to Section 4.6(a) and Section 2.1.2(b)(iii), any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is with the written consent of the Registrant and each Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, regardless of whether such party has signed such amendment or waiver, each then current and future holder of all such Registrable Securities, and the Registrant.

4.7 No Affiliate Liability. The partners, members, officers, directors, stockholders and Affiliates of a Holder, the Registrant or their respective Affiliates shall not have any personal liability or obligation to any Person arising under this Agreement in such capacities.

4.8 Recapitalization, Exchanges Etc., Affecting Securities The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities and to any and all securities of each Registrant or any successor or assign of a Registrant (whether by merger, consolidation, sale of assets or otherwise, including securities issued by a parent company in connection with a triangular merger) which may be issued in respect of an conversion of, in exchange for, or in substitution of Registrable Securities, appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

4.9 Further Assurances. Each party shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

4.10 Entire Agreement. This Agreement (including all schedules and exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

4.11 Counterparts; Facsimile Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Registration Rights Agreement, and all of which shall constitute one Agreement between each of the parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart. Each party hereto hereby acknowledges the effectiveness of, and agrees to accept, facsimile signatures of any other party hereto for purposes of executing this Agreement.

4.12 Representation of the Registration. The Registrant represents to each Holder that (a) the execution, delivery and performance by the Registrant of this Agreement is within the Registrant’s corporate powers, has been duly authorized by all necessary action, requires no action by or in respect of, or filing with, any governmental body, agency or official and does not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Registrant, and (b) this Agreement constitutes the valid and binding obligation of the Registrant, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Registrant:	TELETOUCH COMMUNICATIONS, INC.

	By:	/s/ Thomas A. Hyde, Jr.
Thomas A. Hyde, Jr.
Chief Executive Officer

Holder:	STRATFORD CAPITAL PARTNERS, L.P.

	By:	Stratford Capital GP Associates, L.P.

		By:	Stratford Capital Corporation,
its general partner

		By:	/s/ Eric Allen
Eric Allen
General Counsel and Secretary

		Address:	200 Crescent Court, Ste. 1600
Dallas, TX 75201
Facsimile: (214) 720-7888
Attention: Eric Allen

RETAIL & RESTAURANT GROWTH CAPITAL, L.P.

	By:	Retail & Restaurant Growth Partners, L.P.,
its general partner

		By:	Retail & Restaurant Growth
Management, Inc., its general partner

		By:	/s/ Joseph L. Harberg
Joseph L. Harberg
President

		Address:	5440 Harvest Hill Rd., Ste. 103
Dallas, TX 75230
Facsimile: (469) 533-1982
Attention: Joseph L. Harberg

SIGNATURE PAGE - REGISTRATION RIGHTS AGREEMENT